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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF

                             CHIEF EXECUTIVE OFFICER

           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of The Midland Company (the "Company") on Form 10-Q for the period ending March 31, 2004 (the "Report"), I, John W. Hayden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ John W. Hayden
-------------------
John W. Hayden
President and Chief Executive Officer

May 5, 2004

                                            A signed original of this written
                                            statement required by Section 906
                                            has been provided to The Midland
                                            Company and will be retained by The
                                            Midland Company and furnished to the
                                            Securities and Exchange Commission
                                            or its staff upon request.